Stock-based compensation	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Stock-based compensation

Note 10 — Stock-based compensation

2018 Stock Plan

GDI had previously adopted a stock plan in 2018 (the “2018 Stock Plan”). Under the terms of the 2018 Stock Plan, certain option grants were accelerated in full or by an additional 12 months as a result of the Business Combination. Therefore, on the date of Closing, the acceleration of vesting for 2,568,523 stock options resulted in a stock compensation charge and corresponding increase to additional paid-in capital of $2.5 million. Additionally, at Closing, a percentage of outstanding vested GDI stock options were settled in exchange for cash consideration, pursuant to the terms of the Merger Agreement.

The remaining portion of outstanding vested options totaling 1,739,932 and all unvested options totaling 146,865 were automatically assumed and converted into options to purchase the Company’s common stock as of the Closing. The number of each participant’s assumed options and the exercise price were adjusted as provided in the Merger Agreement. There was no incremental compensation cost attributable to the incremental fair value of the modified options compared to the original options on the modification date. The assumed stock options will continue to be subject to the same terms and conditions, including vesting schedule terms, in accordance with the 2018 Stock Plan. Exercise prices for 2018 Stock Plan options range between $3.51 and $3.54 per share.

The following  table sets forth the activity for the 2018 Stock Plan, including the conversion of the vested and unvested options, for the year ended December 31, 2020:

Options Outstanding
Balance at December 31, 2019	2,734,327
Cashed out	(828,590)
Forfeited	(18,940)
Balance at March 31, 2020 (prior to exchange ratio conversion)	1,886,797
Converted vested balance	4,313,917
Converted unvested balance	364,094
Balance at March 6, 2020 (post to exchange ratio conversion)	4,678,011
Exercised in 2020	(28,057)
Forfeited/Cancelled in 2020	(50,164)
Options Outstanding as of December, 31, 2020	4,599,790

As of December 31, 2020, 0.05 million shares were forfeited, and 0.03 million shares were exercised for the total proceeds of $0.1 million. The number of shares exercisable as of December 31, 2020 was 4.4 million with the average exercise price $3.54 per share. The intrinsic value of the 4.6 million total outstanding shares of 2018 Plan Options as of December 31, 2020, was $41.7 million with the remaining contractual term 8.02 years. The total unrecognized compensation expenses related to 2018 Plan options as of December 31, 2020 was $0.2 million, net of forfeitures, to be expensed on a straight-line basis over 2.68 years.

2020 Equity Incentive Plan

Effective March 5, 2020, our board of directors approved an equity incentive plan (the “2020 Plan”). The 2020 Plan permits the Company to grant a maximum aggregate amount of 16,300,000 Incentive Stock Options, Non-Statutory Stock Options (“NSOs”), Restricted Stock, Restricted Stock Units (“RSUs”), Stock Appreciation Rights, Performance Units (“PSUs”), and Performance Shares (“PSAs”) (collectively, the “Awards”) to employees, directors, and consultants of the Company. Our board of directors or any committee appointed by the board has the authority to grant Awards. As of

December 31, 2020, our board of directors granted 2,087,000 NSOs, 3,053,969 RSUs, and 574,188 target PSUs at a maximum payout at 300%. The following table represent the number of shares available for grants from 2020 Equity Incentive Plan:

Available for grant
Available, March 5, 2020	16,300,000
Options granted	(2,087,000)
RSU granted	(3,053,969)
PSU granted (253% target achieved)	(1,452,699)
Options forfeited	144,600
RSU forfeited	30,000
Available for grant, December 31, 2020	9,880,932

Stock Options

The total of 2,087,000 NSOs shares granted during 2020 from 2020 Equity Incentive Plan with weighted average exercise price $8.37 are subject to the following time-based vesting conditions: one-fourth of the NSOs will vest on one year after the grant date; and thereafter one-sixteenth of the NSOs will vest each subsequent three-month anniversary. The NSOs have a ten-year exercise term, and once the NSOs are vested, the recipients have the right to purchase the Company’s stock at a fixed exercise price.

The grant date fair value of each NSO was estimated on the date of grant using the Black-Scholes option pricing model. The key assumptions for 2020 grants are provided in the following table.

2020
Dividend yield	0%
Expected volatility	40%
Risk-free interest rate	0.31 – 0.80%
Expected term in years	6.11
Grant date fair value of common stock.	$6.86 – 11.89

The Company used a zero percent dividend yield assumption for all Black-Scholes stock option-pricing calculations. Since the Company’s shares were not publicly traded prior to the Closing and its shares were rarely traded privately, expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The risk-free rate for the expected term of the options is based on the U.S. Treasury yield curve at the date of grant. Expected term is estimated using the simplified method, which takes into account vesting and contractual term. The simplified method is being used to calculate expected term instead of historical experience due to a lack of relevant historical data resulting from changes in option vesting schedules and changes in the pool of employees receiving option grants. The following table summarizes option activity for year 2020:

	Shares	Price(1)	Term(2)
Options granted	2,087,000	$8.37
Options forfeited	(144,600)	8.13
Options outstanding as of December 31, 2020	1,942,400	$8.38	9.22

(1)  Represents the weighted average exercise price

(2)  Represents weighted average remaining contractual term

None of the 2020 NSO grants are vested as of December 31, 2020. The aggregated fair value of 2.1 million NSOs granted during the twelve months ended December 31, 2020 was $6.9 million or $3.28 per share. The intrinsic value of the 1.9 million total outstanding shares of 2020 Plan Options as of December 31, 2020, was $8.2 million. The total unrecognized compensation expenses related to 2020 Stock Plan options as of December 31, 2020 was $5.3 million, net of forfeitures, to be expensed on a straight-line basis over the remaining 3.31 years.

Restricted Stock Units

A total 3.1 million RSUs granted as of December 31, 2020 were granted at the average fair market value of the Company’s stock of $8.22 on the date of the grant. The RSUs granted to employees generally are subject to the following time-based vesting conditions: one-fourth vest on the first anniversary of the grant; and thereafter one-sixteenth of the RSUs will vest each subsequent three-month anniversary. RSUs granted do not participate in earnings, dividends, and do not have voting rights until vested. RSUs granted to the Board in lieu of the quarterly payments vest immediately. As of December 31, 2020, 28,300 shares of RSUs were released to the board for a total value of $0.2 million.

The aggregated fair value of RSUs granted during the twelve months ended December 31, 2020 was $25.1 million. The total unrecognized compensation expenses related to 2020 Stock Plan RSUs as of December 31, 2020 was $19.8 million to be expensed on a straight-line basis over 3.15 years.

Performance Stock Units

On May 4, 2020, the Company granted 574,188 Performance Stock target shares under the 2020 Stock Plan with the maximum payout capped at 300%. The performance goals for these grants consist of:

1)     Year-over-year growth in Non-Retail revenue for the Performance Period, which is Fiscal Year 2020, expressed as a percentage increase over the fiscal year 2019 Non-Retail revenue (“Revenue Growth”), and

2)     Contribution Margin for the Performance Period as a percentage of Non-Retail revenue for the Performance Period.

Fifty percent (50%) of the target number of performance shares granted will vest (if at all) based on the extent of achievement of Revenue Growth for the Performance Period and the remaining fifty percent (50%) of the target number of performance shares granted will vest (if at all) based on the extent of achievement of the Contribution Margin.

Performance shares will be certified and vested no later than March 1, 2021 with the payout shortly after. As of December 31, 2020, the Company assessed the vesting of the Performance Share Units as probable. Stock-based compensation expense related to Performance Stock Units was $9.2 million in the twelve months ended December 31, 2020. The unrecognized expense for PSUs as of December 31, 2020, was $2.3 million.

Subsequent Event

The vesting of the PSUs was certified by the Board of Directors for release on February 12, 2021. Approximately 0.7 million shares were issued upon vesting of the PSUs and 0.75 million shares were withheld to cover $10.7 million in tax obligations.

Stock-Based Compensation Expense

The Company classifies awards issued under the stock-based compensation plans as equity. Total compensation expense for the twelve months ended December 31, 2020 was $20.0 million, which included $2.5 million of compensation expense related to the acceleration of vesting of awards under the 2018 Stock Plan. Total compensation expense for the twelve months ended December 31, 2019 and 2018 was $2.4 million and $1.8 million respectively. Employee stock-based compensation recognized was as follows (in thousands):

	Twelve months ended December 31,
	2020	2019	2018
	(in thousands)
Cost of revenue	$840	$148	$84
Engineering, research, and development	2,419	175	103
Sales and marketing	3,532	53	40
General and administrative	13,215	2,065	1,529
Total stock-based compensation	$20,006	$2,441	$1,756

As of December 31, 2020, there was approximately $27.6 million of stock-based compensation expenses to be recognized over the remaining 2.67 years.